SHARE-BASED PAYMENTS	6 Months Ended
Jun. 30, 2024
SHARE-BASED PAYMENTS
SHARE-BASED PAYMENTS

NOTE 5 - SHARE-BASED PAYMENTS:

1.On June 24, 2024, the BoD granted 1,044,000 RSUs to employees and consultants. These RSUs will vest in 8 equal quarterly installments over two years and had a fair value of $0.4 million on the grant date, based on the ADS price on that date. In addition, the BoD approved the grant of 383,000 RSUs for directors and the Company's Chief Executive Officer in the same terms, subject to Annual General Meeting approval. The fair value of these RSUs on the date of approval was $0.1 million.

2.During the six months ended June 30, 2024, approximately 24,000 options and RSUs were forfeited, mainly due to a reduction in the number of employees, leading to an expense reversal of approximately $0.3 million.